Exhibit 99.2

 Transformative immunomodulating medicines for patients  January 2024

 This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may”, “will”, “believe”, “expect”, “plan”, “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. These statements include, but are not limited to, Immunocore’s capabilities across oncology, autoimmune and infectious disease therapeutic areas and its ability to grow and further development the PRAME franchise; the estimated market size and patient population for KIMMTRAK and Immunocore’s other product candidates; the three growth areas of KIMMTRAK including HLA-A02+ melanoma, metastatic cutaneous melanoma and adjuvant uveal melanoma; expected submission of investigational new drug applications or clinical trial applications; the potential regulatory approval, expected clinical benefits and availability of Immunocore’s product candidates; the commercial performance of KIMMTRAK including planned launches in additional countries, expanded access to KIMMTRAK in the United States and globally, and indication expansion; the ability to enter into pricing agreements and to translate such pricing agreement into a successful launch; the potential benefits and advantages KIMMTRAK and Immunocore’s other product candidates will provide for patients; the benefits of Immunocore’s collaboration with the European Organisation for Research and Treatment of Cancer (EORTC); expectations regarding the design, progress, timing, enrollment, scope, expansion, and results of Immunocore’s existing and planned clinical trials, those of Immunocore’s collaboration partners or the combined clinical trials with Immunocore’s collaboration partners; the timing and sufficiency of clinical trial outcomes to support potential approval of any of Immunocore’s product candidates or those of, or combined with, its collaboration partners; Immunocore’s goals to develop and commercialize product candidates based on its KIMMTRAK platform alone or with collaboration partners; Immunocore’s ability to develop new product candidates using its discovery engine; Immunocore’s ability to initiate CMC manufacturing for autoimmune candidates on the expected timeline, or at all; potential growth opportunities and trends, including in connection with product launches; and Immunocore’s preliminary unaudited cash and cash equivalents. Any forward-looking statements are based on management’s current expectations and beliefs of future events and are subject to a number of risks and uncertainties that could cause actual events or results to differ materially and adversely from those set forth in or implied by such forward-looking statements, many of which are beyond Immunocore’s control. These risks and uncertainties include, but are not limited to, the impact of worsening macroeconomic conditions on Immunocore’s business, financial position, strategy and anticipated milestones, including Immunocore’s ability to conduct ongoing and planned clinical trials; Immunocore’s ability to obtain a clinical supply of curr ent or future product candidates or commercial supply of KIMMTRAK or any future approved products, including as a result of health epidemics or pandemic, war in Ukraine, the conflict between Hamas and Israel, or global geopolitical tension; Immunocore’s ability to obtain and maintain regulatory approval of its product candidates, including KIMMTRAK; Immunocore’s ability and plans in continuing to establish and expand a commercial infrastructure and to successfully launch, market and sell KIMMTRAK and any future approved products; Immunocore’s ability to successfully expand the approved indications for KIMMTRAK or obtain marketing approval for KIMMTRAK in additional geographies in the future; the delay of any current or planned clinical trials, whether due to patient enrollment delays or otherwise; Immunocore’s ability to successfully demonstrate the safety and efficacy of its product candidates and gain approval of its product candidates on a timely basis, if at all; competition with respect to market opportunities; unexpected safety or efficacy data observed during preclinical studies or clinical trials; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials or future regulatory approval; Immunocore’s need for and ability to obtain additional funding, on favorable terms or at all, including as a result of worsening macroeconomic conditions, including changes inflation and interest rates and unfavorable general market conditions, and the impacts thereon of the war in Ukraine, the conflict between Hamas and Israel, and global geopolitical tension; Immunocore’s ability to obtain, maintain and enforce intellectual property protection for KIMMTRAK or any product candidates it is developing; and the success of Immunocore’s current and future collaborations, partnerships or licensing arrangements. These and other risks and uncertainties are described in greater detail in the section titled "Risk Factors" in Immunocore’s filings with the Securities and Exchange Commission, including Immunocore’s most recent Annual Report on Form 20-F for the year ended December 31, 2022 filed with the Securities and Exchange Commission on March 1, 2023, as well as discussions of potential risks, uncertainties, and other important factors in Immunocore’s subsequent filings with the Securities and Exchange Commission.  All forward looking statements contained in this presentation speak only as of the date on which they were made and should not be relied upon as representing its views as of any subsequent date. Except to the extent required by law, Immunocore undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  Certain information contained in this presentation relates to or is based on studies, publications, surveys, and other data obtained from third party sources and Immunocore’s own internal estimates and research. While Immunocore believes these third party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third party sources.  KIMMTRAK™ is a trademark owned or licensed to Immunocore.  2  Forward Looking Statements

 3  Harnessing the immune system to fight disease with targeted, off-the-shelf, bispecific, soluble T cell receptors (TCRs)  TCR therapeutics can target >90% of the human proteome  Targeting  >90%  Proteome  ImmTAX

 4  Platform candidates and capabilities across 3 therapeutic areas  Oncology  Activation  of the immune system     Downmodulation   of the immune system  Infectious diseases  Autoimmune diseases  ImmTACs  ImmTAVs  ImmTAAIs

Leading bispecific TCR pipeline

	Candidate	Target (HLA type)	Indication	IND-enabling	Phase 1	Phase 2	Phase 3	Approved	Catalyst
Oncology	KIMMTRAK	gp100 (A02)	Uveal (ocular) melanoma						
			Adjuvant uveal (ocular) melanoma	ATOM sponsore	d by EORTC				Phase 3 Start | 2H24
			2L+ cutaneous melanoma	TEBE-AM					Phase 2 Data | 4Q24
	IMC-F106C	PRAME (A02)	1L cutaneous melanoma	PRISM-MEL-301					Phase 3 Start | 1Q24
			2L+ cutaneous melanoma						Phase 1 Clinical Data 2Q24 – 4Q2024
			PRR ovarian[1]						
			2L+ NSCLC						
			Advanced endometrial						
			Multiple solid tumors	Mono. & combina	tion arms				
	IMC-P115C	PRAME-HLE (A02)	Multiple solid tumors						IND/CTA | Mid-24
	IMC-T119C	PRAME (A24)	Multiple solid tumors						IND/CTA | 4Q24
	IMC-R117C	PIWIL1 (A02)	Colorectal, gastric, pancreatic						Phase 1 Start | 2024
Infectious	IMC-M113V[2]	Gag (A02)	Human Immunodeficiency Virus (HIV)						MAD Data | 2H24
	IMC-I109V	Envelope (A02)	Hepatitis B Virus (HBV)						
Autoimmune	IMC-S118AI ★	PPI (A02)	Type 1 Diabetes						
	Undisclosed ★	(universal)[3]	Dermatology						

1 Platinum refractory or resistant serous ovarian carcinoma.; 2. Program is wholly owned, development costs being provided by the Bill & Melinda Gates Foundation (BMGF), Immunocore retains all development and commercialization rights in the developed world.; 3. Program is not HLA restricted (ie. universal for all populations)

★ New candidate added to pipeline January 2024

5

IMMUNOCORE

 Maximizing potential of KIMMTRAK®  in HLA-A02+  melanoma  6

KIMMTRAK's 3 growth areas

→**Continued US & global growth in metastatic uveal melanoma**

→**Phase 2/3 trial in 2L+ metastatic cutaneous melanoma (TEBE-AM)**

→**Phase 3 trial in adjuvant uveal melanoma (ATOM)**

KIMMTRAK Estimated Market Opportunity (HLA-A02+)


Today
Metastatic Uveal Melanoma ~1,000 pts†
Adjuvant Uveal Melanoma ~1,200 pts†
2L+ Metastatic Cutaneous Melanoma ~2,000 - 4,000 pts†

† Estimated number of HLA-A*02:01 positive patients per year in the US and EU.

7

IMMUNOCORE

 8  KIMMTRAK® (tebentafusp-tebn)  Delivering a survival benefit to HLA-02+ metastatic uveal melanoma patients  Approved in  38  countries  Launched and reimbursed in  10  countries  ~$168M  Q1-Q3 sales

 9  Nathan, P. et al. New England Journal of Medicine 2021; 385:1196-1206. Hassel, J., Piperno-Neumann, S. et al. New England Journal of Medicine 2023; 10.1056/NEJMoa2304753.  Overall survival benefit of KIMMTRAK vs investigator’s choice in 1L mUM  3-year OS follow-up  27%  KIMMTRAK arm  17%  Investigator’s choice arm2

 10  KIMMTRAK TRAEs mostly in first month and decrease thereafter  Adverse events manageable, very low rate of discontinuation (2%) & no treatment-related deaths  * Rash, hypotension, and liver function tests are composite terms for a list of related adverse events of any grade AE: adverse event; TRAE: treatment-related adverse event  The KIMMTRAK U.S. Prescribing Information has a BOXED WARNING for the risk of Cytokine Release Syndrome. CRS, which may be serious or life-threatening, occurred in patients receiving KIMMTRAK. Monitor for at least 16 hours following first three infusions and then as clinically indicated.

 Rationale for KIMMTRAK in adjuvant uveal melanoma  Clinical activity expected to be highest in adjuvant setting with minimal disease burden  1. Piperno-Neumann, et. al. AACR Annual Meeting 2021; 2. Sullivan R, et. Al. Cancer Res (2023) 83 (7_Supplement): 1035.; 3. Carvajal, R.D., et. al. Nat Med 28, 2364–2373 (2022);  11  0.36 OS HR for small tumor (M1a, < 3 cm largest lesion)1 ctDNA reduction in 1st line > 2nd+ line mUM  1st line  (N=123)  37% ctDNA  clearance2  2nd + line  (N=94)  13% ctDNA  clearance3  Largest metastatic lesion  OS Hazard ratio  M1a (<3.0 cm)  0.36  M1b (3.1-8.0 cm)  0.71  M1c (≥8.1 cm)  0.76

ATOM – Phase 3 KIMMTRAK adjuvant UM trial design

Global trial led by European Organisation for Research and Treatment of Cancer (EORTC)

→ **~300 HLA-A*02:01 patients**
- Within 3 months of definitive treatment of high risk primary uveal (or ocular) melanoma
- No evidence of metastatic disease on imaging



1:1 Randomization
Treatment phase
Follow-up
R
KIMMTRAK (tebentafusp) (Q1W IV)
Observation
Key endpoints
→ Primary: Relapse-Free Survival (RFS)
→ Secondary: Overall survival
→ Exploratory: ctDNA response
Investigator discretion on subsequent therapy for metastatic disease

→ **Anticipate EORTC to start randomization in 2H 2024**

12

EORTC – European Organisation for Research and Treatment of Cancer.

IMMUNOCORE

KIMMTRAK active in cutaneous melanoma (CM)

Phase 1/2 study of KIMMTRAK + checkpoints in CM patients who progressed on prior anti-PD1

Dosing frequency



Weekly
Monthly
Remained weekly
BOR:
NE
New Lesion
PD
PR
SD
Durable disease control
Durable response
% Change from Baseline
Time from baseline (months)
100
80
60
40
20
0
-20
-40
-60
-80
-100
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44

60 cutaneous melanoma (all progressed on prior anti-PD1) received KIMMTRAK (tebentafusp) + durvalumab*

Time from prior anti-PD(L)1	**1-yr OS**	**2-yr OS**
Remote	75%	22%
Immediately prior	75%	23%
Benchmark	55%	N/A

→ **Time since last dose of prior anti-PD1 does not impact outcome**

Hamid O, *et al.* *JITC* (2023). Middleton *et al.*, ASCO 2022. Remote = Patients received prior anti-PD1 but it was not most recent therapy prior to enrolment. Immediately prior = anti-PD1 was most recent therapy prior to enrolment.

13

IMMUNOCORE

TEBE-AM – Phase 2/3 trial for previously treated, advanced melanoma patients

Randomization to 'real world' treatment as a control arm

1:1:1 Randomization | **Treatment phase** | **OS follow-up**

- → **HLA-A*02:01 advanced melanoma**
  - Uveal melanoma excluded
- → **Prior anti-PD(L)1**
  - Progression within 6 months last dose
- → **Prior ipilimumab**
- → **Prior targeted therapy (BRAFm)**


R
KIMMTRAK
(tebentafusp)
KIMMTRAK + anti-PD-1
Straight to follow-up

Investigator discretion on subsequent therapy: local standard, supportive care or other clinical trials.

Collect data on subsequent therapy, survival and ctDNA sample.

→ **Anticipate Phase 2 topline data by 4Q 2024**

Phase	Primary Endpoint	Per Arm Size
2	ctDNA and OS	40
3	OS	170

Optionality to review Phase 2 data to inform changes to Phase 3, including dropping an Arm and optimize powering of study

14

IMMUNOCORE

 PRAME Franchise: A02, A24, A02-HLE  15

PRAME prevalent in multiple solid tumors

→ **PRAME is negative prognostic marker in multiple cancers**

→ **PRAME broadly expressed in multiple tumors including:**



Cutaneous Melanoma
NSCLC
Ovarian
Endometrial

→ **IMC-F106C demonstrated durable clinical activity in Phase 1 (ESMO 2022)**

- Registrational 1L melanoma trial expected to begin in 1Q 2024
- Multiple clinical readouts from Phase 1/2 expected throughout 2024

~150,000

PRAME+, HLA-A02 + patients per year

+30%

Additional patient opportunity with PRAME HLA-A24

1 PRAME prevalence derived from immunohistochemistry and RTqPCR of patient samples and analysis of TCGA. 2 Epidemiology data from cancer registries and Decision Resources, Annual incidence of metastatic patients.

16

IMMUNOCORE

IMC-F106C was well tolerated

Most frequent related AE was Grade 1/2 CRS, consistent with proposed mechanism

- → **MTD not reached**
- → **No treatment-related discontinuation or Grade 5 related AEs**
- → **CRS events were all manageable**
  - Majority (77%) within first 3 doses
  - 71% Grade 1
  - 29% Grade 2
  - No Grade ≥ 3 CRS
- → **Adverse events attenuate over time**

	IMC-F106C (n = 55)		
Preferred Term (MedDRA v23.1)	**0.3 – 10 mcg†** (n = 18)	**20 – 320 mcg†** (n = 37)	**Total** (n = 55)
All grades (events in ≥ 25% of patients), n (%)			
At least one event	18 (100)	34 (92)	52 (95)
Pyrexia*	10 (56)	21 (57)	31 (56)
Cytokine release syndrome	5 (28)	22 (59)	27 (49)
Fatigue	6 (33)	13 (35)	19 (35)
Hypotension*	3 (17)	15 (41)	18 (33)
Chills	9 (50)	8 (22)	17 (31)
Nausea	7 (39)	10 (27)	17 (31)
Rash	3 (17)	12 (32)	15 (27)
Grade ≥ 3 (Events in > 1 patient), n (%)			
At least one event	6 (33)	13 (35)	19 (35)
Lymphopenia	1 (6)	7 (19)	8 (15)
Aspartate aminotransferase increased	3 (17)	1 (3)	4 (7)
Anemia	1 (6)	2 (5)	3 (5)
Alanine aminotransferase increased	2 (11)	0	2 (4)
Arthralgia	1 (6)	1 (3)	2 (4)
Pyrexia*	0	2 (5)	2 (4)

* Includes events reported as a sign/symptom of CRS. † Safety presented by intended target escalation dose on Day 15. 1/37 patients received only a single dose of 2 mcg and did not reach target dose of ≥ 20 mcg.
Hamid, O., *et al.*, Annals of Oncology (ESMO 2022) 33 (suppl_7): S331-S355.

17

IMMUNOCORE

 18  Majority of patients have durable tumor response or stabilization  IMC-F106C (ESMO 2022)  NSCLC, non small cell lung carcinoma. Hamid, O., et al., Annals of Oncology (ESMO 2022) 33 (suppl_7): S331-S355.

IMC-F106C monotherapy melanoma activity shows durability

Update to ESMO 2022 melanoma patients (n=18)

	Melanoma type	PRAME status	Prior therapy
(solid light purple line)	**Cutaneous** (n=7)	5+, 1 unknown; 1 negative	All prior anti-PD1 & ipilimumab
(dashed line)	**Uveal** (n=5)	All +	Prior tebentafusp
(solid dark line)	**Uveal** (n=6)	All +	Tebentafusp naïve



Change in Target Lesion from Baseline (%)
100
80
60
40
20
0
-20
-40
-60
-80
-100
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23
Time (Months)
PRAME negative
Radiation to index lesion after this date
DoR = 6 mo
DoR = 10 mo^
DoR = 12 mo
DoR = 17 mo
DoR = 16+ mo
★ New Lesion or Non-Target PD
Durable disease control
Durable response

19

Data cut-off May 2023 from live data base. DoR= duration of response. ^ Patient had disease progression after Month 12.

IMMUNOCORE

Executing across core areas for PRAME franchise

Monotherapy

Cutaneous melanoma
Monotherapy expansion

Ovarian
Monotherapy expansion

NSCLC
Monotherapy expansion

Endometrial
Monotherapy expansion

40 mcg dose optimization
(Project Optimus)

→ **Data to be presented from 2Q 2024 and thereafter**

Standard-of-care combinations

Checkpoint inhibitor combinations

Chemotherapy combinations

ImmTAC combination

Registrational Studies

New

PRISM-MEL301
First line melanoma, approximately 10,000 HLA-A2+ patients per year

→ **Randomization expected 1Q 2024**

Building Franchise

PRAME-A02 +
Half Life Extended (HLE)

PRAME-A24 (HLA-A24)
Population Expansion by ~30%[1]

→ **IND/CTA in 2024**

* HLA-A*02:01; 1.Company estimates IMC-T119C targeting PRAME-HLA-A24 expands addressable population of PRAME-A02 by ~30% in non-overlapping patients

20
IMMUNOCORE

PRISM-MEL301: First-line advanced cutaneous melanoma Phase 3

Design based on Type B FDA meeting

Randomization | **Treatment phase** | **Follow-up**

→ **Key inclusion criteria**
- Previously untreated, advanced melanoma
- HLA-A*02:01
- No prospective PRAME testing

→ **Stratification factors**
- AJCC M stage
- Prior anti-PD1 adjuvant therapy
- BRAF V600 status

R

N~325 — **Nivolumab (q4w) or Nivolumab + relatlimab (q4w)[a]**

N~325 — **IMC-F106C + nivolumab (q4w)**

q1w 12 wks	q2w To 1 year	q4w To 2 years

Key endpoints
→ Primary: PFS by BICR
→ Secondary: OS, ORR
→ Exploratory: ctDNA

→ **Randomization expected to start Q1 2024**

Initial randomization includes comparison of two IMC-F106C regimens (~90 patients or 30/arm)

Control arm
40 mcg IMC-F106C[b] + nivolumab
160 mcg IMC-F106C[b] + nivolumab

→ Interim analysis of two experimental arms
→ No pause in randomization during review
→ Drop one experimental arm
→ All patients in the 'go-forward' arm included in ITT[c] analysis

[a] Use of nivolumab or nivolumab + relatlimab as control will be country specific. [b] Represents target dose after intra-patient escalation. [c] ITT: intent to treat.

21

IMMUNOCORE

 Prevalence of PRAME  expression1  Tumor type  HLA-A*02:01+, PRAME+  metastatic patients (G7)2  70-100%  Endometrial  >10K  Melanoma  >10K  Ovarian  >15K  NSCLC-squamous  >30K  50-70%  NSCLC-adeno  >40K  SCLC  >15K  TNBC  >5K  SCCHN  Gastric  20-50%  RCC  >30K  Esophageal  Cholangiocarcinoma  Cervical  22  1 PRAME prevalence derived from immunohistochemistry and RTqPCR of patient samples and analysis of TCGA. 2 Epidemiology data from cancer registries and Decision Resources, Annual incidence of metastatic patients.  PRAME-A02 has the potential to benefit a large number of patients  Total  ~150,000  PRAME+, HLA-A02 patients/year

 Novel ImmTAC candidate for GI cancers from our discovery engine  23

IMC-R117C: A first-in-class therapy targeting PIWIL1 in colorectal

- →**Negative prognostic marker in multiple cancers**, role in tumor progression
- →**Expressed in CRC, historically insensitive to IO,** and across major subgroups*
- →**25% CRC have broad PIWIL1 expression** (with > 75% of tumor cells positive)

PIWIL1 RNA *in situ* hybridization


Normal colon
Colon adenocarcinoma
PIWIL1 detected

~20K colorectal + ~15K other tumors

patients positive for PIWIL1 and HLA-A02

CTA submitted in December 2023

24

PIWIL1, piwi-like protein1, CRC, colorectal cancer. * Estimated across colorectal, esophageal, gastric, pancreatic, ovarian, endometroid cancers

IMMUNOCORE

 Pursuing a functional cure in infectious diseases

Aiming for functional cure in HIV by reducing/eliminating the reservoir

Anti-retroviral therapy (ART) suppresses reservoir but cannot eliminate

Rare (i.e. 1 in a million) HIV-infected T cells (reservoir) persist despite ART[1,2]


HIV Gag+ T cells
HIV Gag- T cells
HIV Gag protein
HIV Gag protein
0
10^3
10^4
10^5

Flow cytometry of CD4+ T cells from peripheral blood

ART interruption

Historically, rapid viral rebound occurs after ART interruption at median ~2 weeks[3]


Peak viremia
VL, log10 copies/mL
2
3
4
5
6
0 1 2 3 4 5 6 8 10 12 24 48
Time, week

1. Fun, Axel et al. Scientific reports vol. 7 43231. 2017
2. Pardons M et al. PLoS Pathog 15(2), 2019, e1007619
3 Feher C et al. Open Forum Infect Dis, 2019; 6: ofz485; N = 249 (from non interventional studies), detectable viral load (VL) defined as > 50 copies/mL, time to detectable VL - IQR = 2-4 weeks.

26

IMMUNOCORE

27  Active dose definition: ≥ 4-fold increase in plasma IL-6 at 8-24 hours post-dose.  Single dose of IMC-M113V well tolerated and biologically active  Phase 1 Soluble T cell Receptors In Viral Eradication (‘STRIVE’) HIV trial  Key inclusion criteria  Participants living with HIV (PLWH) on anti-retroviral therapy (ART)  Regimen:  Single dose  Key endpoint:  Primary: Safety  Key biomarker:  T cell activation  15 mcg was well tolerated and met pre-defined biomarker threshold  for expansion  Single Ascending Dose IL-6 increase (marker of T cell engagement)  0  1  10  100  Cohort 2  (5 mcg)  Serum IL6 concentration (pg/ml)  Baseline  8h  24h  Day 8  0  1  10  100  Cohort 1  (1.6 mcg)  Serum IL6 concentration (pg/ml)  Baseline  8h  24h  Day 8  0  1  10  100  Cohort 3  (15 mcg; n = 10)  Serum IL6 concentration (pg/ml)  Baseline  8h  24h  Day 8  0.1  1  10  100  Serum IL-6 fold change from baseline  4 fold change  0  0.1  1  10  100  Serum IL-6 fold change from baseline  Baseline  8h  24h  Day 8  4 fold change  0  0.1  1  10  100  Serum IL-6 fold change from baseline  Baseline  8h  24h  Day 8  4 fold change  15 mcg, n = 10  1.6 mcg, n = 1  5 mcg, n = 1

 28  HIV STRIVE multiple ascending dose portion now enrolling  Goal is to determine safety and anti-viral activity of IMC-M113V  PLWH: People living with HIV; ART: Anti-retroviral therapy; ATI: ART treatment interruption.  Key inclusion criteria  PLWH on ART  Regimen:  Weekly for 12 weeks  Step dose (initially 15 mcg)  Target dose (> 30 mcg)  Viral rebound (magnitude and kinetics)  IMC-M113V  Week  ART  ART interruption  ART  ART interrupted  Weekly monitoring  Reservoir quantification (blood):  1 2 3 4 5 6 7 8 9 10 11 12  36  Endpoint  Interpretation  Cell-associated HIV Gag RNA  Active viral transcription  Endpoint  Interpretation  Plasma HIV RNA  Infectious virus

 29  IMC-I109V: Encouraging signs of activity observed in HBV  Initial results from single 0.8 mcg dose presented at EASL 2022  1 Bourgeois, et al. EASL 2022. Arrow indicates timing of administration of IMC-I109V.  Patient #1  Patient #2  Patient #3  Induction of IL-6 in all 3 patients1  Transient decrease in HBsAg coincided with transient increase in ALT1  PRE 4h  8h  24h 48h Day Day  8 29  0  2  4  6  Serum IL-6 concentrations  8  Time  Serum IL-6 (pg/ml)  Patient 1  Patient 2  Patient 3  1  8  22  29  15  Days  1  8  22  29  15  Days  1000  1200  2200  2000  1400  HBsAg (IU/ml)  1  8  22  29  15  Days  10  20  30  40  ALT (U/L)

 Pioneering tissue- specific immune suppression for treatment of autoimmune diseases  30

 31  Platform suppress T-cells only when ImmTAAI is tethered to target tissue  ImmTAAI: tissue-specific down modulation of the immune system  Vision for autoimmunity and inflammation landscape  Current Systemic immune suppression, even if  inflammation in single tissue  Future  Down modulation of immune system localized to inflamed tissue  Tissue-tethered targeting of  HLA- antigen  PD1 agonist suppresses T cells  Fc fusion  infrequent dosing  ImmTAAI  ImmTAAI Mechanism  Reduces T cell activation  Non-competitive with natural PDL1  Promotes T cell exhaustion  Does not interfere with Treg  Suppresses NK activation

 Inhibits T cell activity only when tissue-tethered  Clustering at immune synapse drives potency  Suppress IL2 release (T cell activation marker)  T cells remain suppressed after ImmTAAI removed  32  ImmTAAI: tissue-specific and lasting immune suppression  T cells activated with target cells +/- ImmTAAI for 8 days then washed and re-stimulated on Day 10 with target cells in absence of ImmTAAI (yellow or red)  0  20  40  60  80  100  Potential to treat autoimmune disease and modify disease course  120  Non-tethered  Tethered  ImmTAAI (nM)  T cell activity (%)  T cell  Target cell  250  0  500  1000  750  IL-2 pg/mL  T cell re-stimulation (after ImmTAAI removed)  ✱  Reduced IL-2 upon  re-stimulation  No Yes  ImmTAAI in initial stimulation  T cells washed  Initial T cell stimulation  -  ImmTAAI  -  -  T cell  re-stimulation

 33  Pancreas-tethered ImmTAAI (HLA-A02) protects against killing by autoreactive T cells  *quantity measured as area under the curve;1.Current Diabetes Reports (2023) 23:277–291 (~700K in US & ~700K in EU5)  IMC-S118AI (PPIxPD1) for type 1 diabetes  HLA-A02 restricted, ~50% of type 1 diabetes patients  60  80  100  120  140  160  � cell number*  ImmTAAI binds specifically to pre-pro- insulin (PPI) peptide on pancreatic β-cells  Potent protection of β-cells from killing by autoreactive T cells  �-cell marker  Immune system attacks and kills the beta cells responsible for  controlling glucose levels through the release of insulin  ~1.4M  HLA-A2+ type 1 diabetes patients (US + EU5)1

 ImmTAAI binds specifically to APC in skin  34  Antigen presenting cell (APC) tethered ImmTAAI inhibits T cell activation and promotes long-lasting immune suppression  Universal (non-HLA restricted) candidate for dermatology  Potent inhibition of cytokine release in  primary cell assays  Non-tethered ImmTAAI (30 nM) has no effect  Tethered ImmTAAI  ImmTAAI (nM)  IL-2 release  (%stim control)  Potential dermatological diseases: atopic dermatitis, psoriasis, and lichenoid skin diseases

 Upcoming milestones  35

 36  Looking ahead  Preliminary and unaudited cash position of ~$443 million as of December 31, 2023  Commercial milestones  Clinical milestones  KIMMTRAK  Continued global growth including commercial launches in Australia and Canada 2024  KIMMTRAK  Expansion  Topline data from Ph 2 2L+ cutaneous melanoma (TEBE-AM) 4Q 2024  First patient randomized in Ph 3 registrational adjuvant uveal melanoma trial (ATOM); led by EORTC 2H 2024  PRAME Franchise  First patient randomized in Ph 3 registrational 1L cutaneous melanoma (PRISM-MEL301) 1Q 2024  Cutaneous melanoma data from Phase 1 PRAME trial 2Q 2024  Serous ovarian data from Phase 1 PRAME trial 3Q 2024  NSCLC data from Phase 1 PRAME trial 4Q 2024  IND/CTA for PRAME-HLE trial Mid-2024  IND/CTA for PRAME-A24 trial 4Q 2024  PIWIL1  First patient dosed in PIWIL1 Phase 1 trial 2024  Infectious Diseases  Data from Ph 1 HIV MAD/POC trial 2H 2024  Enroll Ph 1 HBV MAD (now including HCC) trial 2024  Autoimmune  Diseases  Initiating CMC manufacturing for autoimmune candidates 2024

 Thank you